Fees Summary	Nov. 13, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 33,168.14
Total Fee Amount	33,168.14
Total Transaction Valuation	240,174,782.25
Net Fee	$ 0.00